UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 23, 2010
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Events.
     Stone Energy Corporation (“Stone”) has previously disclosed that on or around November 30, 2005, George Porch filed a putative class action in the United States District Court for the Western District of Louisiana (the “Federal Court”) against Stone, David Welch, Kenneth Beer, D. Peter Canty and James Prince purporting to allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. Three similar complaints were filed soon thereafter. On March 17, 2006, these purported class actions were consolidated, with El Paso Fireman & Policeman’s Pension Fund designated as lead plaintiff (“Securities Action”). El Paso Fireman & Policeman’s Pension Fund filed a consolidated class action complaint on or about June 14, 2006.
     Stone has also previously disclosed that on or about December 16, 2005, Robert Farer and Priscilla Fisk filed respective complaints in the Federal Court purportedly alleging claims derivatively on behalf of Stone. Similar complaints were filed thereafter in the Federal Court by Joint Pension Fund, Local No. 164, I.B.E.W., and in the 15th Judicial District Court, Parish of Lafayette, Louisiana (the “State Court”) by Gregory Sakhno. Stone was named as a nominal defendant and David Welch, Kenneth Beer, D. Peter Canty, James Prince, James Stone, John Laborde, Peter Barker, George Christmas, Richard Pattarozzi, David Voelker, Raymond Gary, B.J. Duplantis and Robert Bernhard were named as defendants in these actions. (These actions are collectively referred to as the “Derivative Actions.”)
     Stone also previously disclosed that the parties in the Securities Action and the parties in the Derivative Actions had reached agreements to settle the respective proceedings and that the parties’ settlement agreements were subject to Federal Court approval. On March 23, 2010, the Federal Court held a settlement fairness hearing to consider the proposed settlements in both the Securities Action and the Derivative Action. During the settlement fairness hearing, the Federal Court approved both proposed settlements. The Federal Court thereafter entered a Final Judgment and Order of Dismissal with Prejudice dismissing the federal Derivative Action, and an Order and Final Judgment dismissing the Securities Action. The final judgments are being attached as exhibits hereto. As part of the settlement in the Derivative Actions, the plaintiff in the State Court derivative action has agreed to dismiss the State Court derivative action voluntarily.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Final Judgment and Order of Dismissal with Prejudice

99.2	Order and Final Judgment

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: March 29, 2010	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Final Judgment and Order of Dismissal with Prejudice
99.2	Order and Final Judgment